UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2019

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company[  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2019, MagneGas Applied Technology Solutions, Inc. (the “Company”) entered into a multi-year employment Agreement with Scott Mahoney, the Company’s Chief Executive Officer and President, effective as of January 1, 2019. Under the terms of the agreement Mr. Mahoney’s annual base pay is $225,000 per year and he will be entitled to receive bonus compensation and adjustments to his compensation, subject to the review and approval of the Company’s Compensation Committee of the Board of Directors (“Compensation Committee”). Mr. Mahoney has a target bonus of 50% of his annual base salary for the current fiscal year. In addition, Mr. Mahoney will receive a stock grant of not less than 500,000 shares of free-trading common stock to be vested in equal quarterly installments over a three-year period, subject to 90-day probationary period prior to the initial grant. In addition, Mr. Mahoney will receive a one-time lump sum cash transition support payment in an amount of $75,000. Mr. Mahoney will be eligible to participate in the Company’s benefits as may be offered from time to time to other similarly situated employees.

On January 8, 2019, the Company entered into a multi-year employment agreement with Tyler B. Wilson, Esq., the Company’s Executive Vice President, General Counsel and corporate Secretary. Under the terms of the agreement Mr. Wilson’s annual base pay is $175,000 per year and he will be entitled to receive bonus compensation and adjustments to his compensation, subject to the review and approval of the Company’s Compensation Committee. Mr. Wilson has a target bonus of 30% of his annual base salary for the current fiscal year. In addition, Mr. Wilson will receive a stock grant of not less than 250,000 shares of free-trading common stock to be vested in equal quarterly installments over a three-year period, subject to 90-day probationary period prior to the initial grant. In addition, Mr. Wilson will receive a one-time lump sum cash transition support payment in an amount of $35,000. Mr. Wilson will be eligible to participate in the Company’s benefits as may be offered from time to time to other similarly situated employees.

On January 8, 2019, the Company entered into a multi-year employment agreement with Richard Conz, the Company’s Executive Vice President of Engineering and Technology Development. Under the terms of the agreement Mr. Conz’s annual base pay is $180,000 per year and he will be entitled to receive bonus compensation and adjustments to his compensation, subject to the review and approval of the Company’s Compensation Committee. Mr. Conz has a target bonus of 15% of his annual base salary for the current fiscal year. In addition, Mr. Conz will receive a stock grant of not less than 250,000 shares of free-trading common stock to be vested in equal quarterly installments over a three-year period, subject to 90-day probationary period prior to the initial grant. Mr. Conz will be eligible to participate in the Company’s benefits as may be offered from time to time to other similarly situated employees.

On January 8, 2019, the Company entered into a multi-year employment agreement with Jack Armstrong, the Company’s Executive Vice President of Business Development. Under the terms of the agreement Mr. Armstrong’s annual base pay is $125,000 per year and he will be entitled to receive bonus compensation and adjustments to his compensation, subject to the review and approval of the Company’s Compensation Committee. Mr. Armstrong has a target bonus of 30% of his annual base salary for the current fiscal year. In addition, Mr. Armstrong will receive a stock grant of not less than 250,000 shares of free-trading common stock to be vested in equal quarterly installments over a three-year period, subject to 90-day probationary period prior to the initial grant. Mr. Armstrong will be eligible to participate in the Company’s benefits as may be offered from time to time to other similarly situated employees.

On January 8, 2019, the Company entered into a multi-year employment agreement with Timothy Hauck, the Company’s Chief Financial Officer. Under the terms of the agreement Mr. Hauck’s annual base pay is $125,000 per year and he will be entitled to receive bonus compensation and adjustments to his compensation, subject to the review and approval of the Company’s Compensation Committee. Mr. Hauck’s has a target bonus of 10% of his annual base salary for the current fiscal year. In addition, Mr. Hauck will receive a stock grant of not less than 250,000 shares of free-trading common stock to be vested in equal quarterly installments over a three-year period, subject to 90-day probationary period prior to the initial grant. Mr. Hauck will be eligible to participate in the Company’s benefits as may be offered from time to time to other similarly situated employees.

On January 8, 2019, the Company ratified an employment agreement it entered into with Ermanno Santilli, the Company’s Chief Technology Officer on November 2, 2018. Under the terms of the agreement Mr. Santilli will serve in his role for a term of two years with renewal provision for an additional year. Mr. Santilli’s annual base pay is $180,000 per year and will be entitled to receive bonus compensation subject to the review and approval of the Company’s Compensation Committee with a target bonus of 100% of annual base salary for the current fiscal year. Mr. Santilli will be granted 50,000 shares of free trading stock in accordance with the terms of his agreement. Mr. Santilli will be eligible to participate in the Company’s benefits as may be offered from time to time to other similarly situated employees.

On January 8, 2019, the Company ratified an employment agreement it entered into with Clinton Rafe Dean, the Company’s Chief Operating Officer on October 19, 2018. Under the terms of the agreement Mr. Dean will serve in his role for a term of three years with renewal provision for one or more additional one-year terms. Mr. Dean’s annual base pay is $120,000 per year will be entitled to receive bonus compensation subject to the review and approval of the Company’s Compensation Committee with a target bonus of 10% of annual base salary for the current fiscal year. In addition, Mr. Dean will receive a stock grant of not less than 100,000 shares of free-trading common stock to be vested in equal quarterly installments over a three-year period, subject to 90-day probationary period prior to the initial grant. Mr. Dean will be eligible to participate in the Company’s benefits as may be offered from time to time to other similarly situated employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2019

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer